UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2008

GOLDEN ARIA CORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-130934 (Commission File Number)	20-1970188 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

Registrant's telephone number, including area code: (604) 602-1633

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets.

On April 21, 2008, the Company invested $45,000 into Pro Eco Energy USA Inc. For 900,000 shares or 8.25% interest in the company.

Item 5.02 Appointment to Advisory Board

On April 21, 2008 Mr. Roger Huber has agreed to join the Company’s Advisory Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Aria Corp.

Dated: April 23, 2008	By:	/s/ Robert G. McAllister
Robert G. McAllister
President and Director